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                                                     EXHIBIT A

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       Name           Business Address        Company            Title            Summary Description       Compensation*
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
Bambi Heckerman     13710 FNB Parkway,    Northern Plains      Director,     Duties include representing
                    Omaha, NE 68154         Natural Gas       Regulatory     Northern Border Partners,
                                              Company           Affairs      L.P., its majority owned
                                                                             subsidiaries, and certain
                                                                             entities operated by Northern
                                                                             Plains Natural Gas Company
                                                                             before Executive and
                                                                             Legislative branches of the
                                                                             Federal Government.
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Billi Harrill       13710 FNB Parkway,    Northern Plains      Manager,      Duties include representing
                    Omaha, NE 68154         Natural Gas       Accounting     Northern Border Partners,
                                              Company           Control      L.P., its majority owned
                                                                             subsidiaries, and certain
                                                                             entities operated by
                                                                             Northern Plains Natural Gas
                                                                             Company before the FERC.
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Jody Warner         13710 FNB Parkway,    Northern Plains  Account Manager,  Deals with various FERC staff
                    Omaha, NE 68154         Natural Gas        Marketing     members regarding Midwestern
                                              Company                        Gas Transmission Company
                                                                             Certificate application and
                                                                             other matters related to its
                                                                             Eastern Extension.
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Mark Mickelberg     3140 Neil Armstrong   Northern Plains  Project Manager,  Deals with various FERC staff
                    Blvd.                   Natural Gas       Operations     members regarding Midwestern
                    Suite 208                 Company                        Gas Transmission Company
                    Eagan, MN 55121                                          Certificate application and
                                                                             other matters related to its
                                                                             Eastern Extension
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Patricia M.         13710 FNB Parkway,    Northern Plains     Partnership    Duties include representing
Wiederholt          Omaha, NE 68154         Natural Gas       Controller     Northern Border Partners,
                                              Company                        L.P., its majority owned
                                                                             subsidiaries, and certain
                                                                             entities operated by Northern
                                                                             Plains Natural Gas Company
                                                                             before Executive and
                                                                             Legislative branches of the
                                                                             Federal Government.
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* Compensation information is provided in Exhibit B under a request for confidential treatment.
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